UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2017

Oglethorpe Power Corporation

(An Electric Membership Corporation)

(Exact name of Registrant as specified in its charter)

GEORGIA (State or other jurisdiction of incorporation)	333-192954 (Commission File Number)	58-1211925 (I.R.S. Employer Identification No.)

2100 East Exchange Place Tucker, Georgia (Address of principal executive offices)	30084-5336 (Zip Code)

Registrant’s telephone number, including area code (770) 270-7600

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01              Regulation FD Disclosure

On August 24, 2017, we posted our Second Quarter 2017 Investor Briefing on our website containing information regarding our present and future business operations.  A copy of the presentation is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements

The presentation referred to above contains forward-looking statements based on current expectations and plans that involve risks and uncertainties. All statements, other than statements of historical fact, that address activities, events or developments that we expect or anticipate to occur in the future, including matters such as: future actions related to two additional nuclear units at Plant Vogtle, the effect of the bankruptcy filing of Westinghouse Electric Company LLC and WECTEC Global Services Inc. on the additional Vogtle units, any inability or other failure by Toshiba Corporation to perform its obligations under its guarantee settlement agreement related to the Vogtle project, the timing and amount of future capital expenditures, the availability of funds under committed loan agreements, the timing of various regulatory and other actions, financial projections, business strategy and the operation of facilities are forward-looking statements.  Although we believe that in making these forward-looking statements our expectations are based on reasonable assumptions, we caution the reader not to put undue reliance on these forward-looking statements, which are not guarantees of future performance.  Forward-looking statements involve uncertainties and there are important factors, many of which are outside our control, which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. Some of the risks, uncertainties and assumptions that may cause actual results to differ from these forward-looking statements are described under the headings “CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS” and “Risk Factors” in our quarterly report on Form 10-Q for the quarterly period ended June 30, 2017 and “Item 1A - RISK FACTORS” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in the presentation may not occur.  Any forward-looking statement speaks only as of the date of the presentation, and, except as required by law, we undertake no obligation to update any information contained in the presentation.

Item 9.01              Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1	Second Quarter 2017 Investor Briefing dated August 24, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

Date:	August 24, 2017	By:	/s/ Michael L. Smith
Michael L. Smith
President and Chief Executive Officer